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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

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                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  May 14, 2002

                       COMMISION FILE NUMBER:  333-76569

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                                LUIGINO'S, INC.

             (Exact name of registrant as specified in its charter)


                 MINNESOTA                                  59-3015985
          (State of incorporation)                       (I.R.S. Employer
                                                       Identification No.)
           525 LAKE AVENUE SOUTH
             DULUTH, MINNESOTA                                 55802
   (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number including area code:  (218) 723-5555

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                                 Not Applicable
         (Former name or former address, if changed since last report)
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Item 4.   Changes in Registrant's Certifying Accountant


     Effective May 10, 2002, KPMG LLP was engaged as the Registrant's principal accountant to audit the Registrant's financial statements.

     Information relating to the resignation of the Registrant's former accountant, Arthur Andersen LLP, was reported on the Registrant's Form 8-K filed April 16, 2002.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 14, 2002

                                             LUIGINO'S, INC.

                                             By:  /s/ Thomas W. Knuesel
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                                                  Thomas W. Knuesel
                                                  Chief Financial Officer